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Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:                                         November 1, 1996
Original Settlement Date:                                    November 26, 1996
Series Number of Class A-1 Certificates:                             441919AK3
Original Sale Balance:                                            $776,373,000
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Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    10/20/97

Investor Certificateholder Floating Allocation Percentage               97.40%
Investor Certificateholder Fixed Allocation Percentage                  97.50%
Aggregate Amount of  Collections                                 31,028,933.92
Aggregate Amount of  Interest Collections                         8,379,236.55
Aggregate Amount of  Principal Collections                       22,944,534.04
Class A Interest Collections                                      8,161,351.26
Class A Principal Collections                                    21,284,606.61
Seller Interest Collections                                         217,885.29
Seller Principal Collections                                      1,659,927.43
Weighted Average Loan Rate                                              13.77%
Net Loan Rate                                                           12.77%
Weighted Average Maximum Loan Rate                                      18.65%
Class A-1 Certificate Rate                                             5.7963%
Maximum Investor Certificate Rate                                     12.7700%
Class A-1 Certificate Interest Distributed                        3,332,659.40
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            22,371,035.41
Alternative Principal Dist. Amount (APDA)                        21,284,606.61
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  21,284,606.61
Principal  allocable to Class A-1                                23,158,036.69
SPDA deposited to Funding Account                                21,284,606.61
Subsequent Funding Mortgage Loans Purchased in Period            66,924,341.56
Cumulative Subsequent Funding Mortgage Loans Purchased          135,722,113.20
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Loss Trigger hit?                                                           No
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                                            590,827.68
Cumulative Investor Liquidation Loss Amount                         590,827.68
Total Principal allocable to A-1                                 23,748,864.37
Beginning Class A-1 Certificate Principal Balance               739,244,823.11
Ending Class A-1 Certificate Principal Balance                  715,495,958.74
Pool Factor (PF)                                                     0.9215879
Retransfer Deposit Amount (non 2.07 transfers)                            0.00
Servicing Fees Distributed                                          562,023.71
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                      0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07           0
Mortgage Loans Retransferred pursuant to 2.07 ($)                         0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Aggregate Investor Liquidation Loss Amount                          590,827.68
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          694,270,578.46
Ending Pool Balance                                             739,304,226.47

Servicer Certificate                                             (Page 2 of 3)
Distribution Date:                                                    10/20/97

Beginning Invested Amount                                       743,226,227.11
Ending Invested Amount                                          719,477,362.74
Beginning Seller Principal Balance                               19,842,122.99
Ending Seller Principal Balance                                  19,826,863.73
Additional Balances                                               1,659,927.43
Beginning Funding Account Balance                                68,797,771.64
Ending Funding Account Balance                                            0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
 release to Certs.)                                                     11.31%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
 release to Certs.)                                                      0.00%
Principal Bal of Subsequent Funding Loans Purchased in Period $66,924,341.56 Principal Collections to purchase Add'l Bal and/or paid to Cert $23,158,036.69
Investment Earnings on Funding Account                             $294,836.67
Excess Funding Amount                                                    $0.00
Beginning Spread Account Balance                                  2,786,983.00
Ending Spread Account Balance                                     2,786,983.00
Beginning Seller Interest                                                2.86%
Ending Seller's Interest                                                 2.68%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,491
    Trust Balance                                                51,568,587.45
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       283
     Trust Balance                                               10,051,660.16
   90+ (Del Stat 3+)
     No. of Accounts                                                       470
     Trust Balance                                               16,409,170.31
   REO
     No. of Accounts                                                        16
     Trust Balance                                                  645,704.33
Rapid Amortization Event ?                                                  No
 Failure to make payment within 5 Business Days of Required Date ?          No
 Failure to perform covenant relating to Trust's Security Interest ?        No
 Failure to perform other covenants as described in the Agreement ?         No
 Breach of Representation or Warranty ?                                     No
 Bankruptcy, Insolvency or Receivership relating to Seller ?                No
 Subject to Investment Company Act of 1940 Regulation ?                     No
 Servicing Termination ?                                                    No
 Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance
 and Pre-Funded Amount                                                     No
Event of Default ?         No
 Failure by Servicer to make payment within 5 Bus Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the Agreemt?No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
 Trigger Event ?                                                            No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller
1,877,812.72
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00




Servicer Certificate (Page 3 of  3)
Distribution Date:                 10/20/97

Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                5.93%
Total  Available Funds
 Aggregate Amount of Collections                                 31,028,933.92
 Deposit for principal not used to purchase subsequent loans      1,873,430.08
 Interest Earnings on the Funding Account                           294,836.67
 Total                                                           33,197,200.67
Application of Available Funds
 Servicing Fee                                                      562,023.71
 Prinicpal and Interest to Class A-1                             27,081,523.77
 Seller's portion of Principal and Interest                       1,877,812.72
 Funds deposited into Funding Account (Net)                               0.00
 Funds deposited into Spread  Account                                     0.00
 Excess funds released to Seller                                  3,675,840.47
 Total                                                           33,197,200.67

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer
Statement to Certificateholders             (Page 1 of 1)
Distribution Date:                                                    10/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              97.3997%
Class A Certificateholder Fixed Allocation Percentage                 97.5005%
Beginning Class A-1 Certificate Balance                         739,244,823.11
Class A-1 Certificate Rate                                           5.796250%
Class A-1 Certificate Interest Distributed                            4.292601
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          30.589503
Maximum Principal Distribution Amount                                28.814803
Scheduled Principal  Distribution Amount (SPDA)                      27.415439
Accelerated Principal Distribution Amount                             0.000000
Aggregate Investor Liquidation Loss Amount Distributed                0.761010
Total Amount Distributed to Certificateholders                       34.121094
Principal Collections deposited into Funding Account             21,284,606.61
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            715,495,958.74
Class A-1 Factor                                                     0.9215879
Pool Factor (PF)                                                     0.9215879
Unreimbursed Liquidation Loss Amount                                        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount           $0
Class A Servicing Fee                                               562,023.71
Beginning Invested Amount                                       743,226,227.11
Ending Invested Amount                                          719,477,362.74
Beginning Pool Balance                                          694,270,578.46
Ending Pool Balance                                             739,304,226.47
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,491
     Trust Balance                                               51,568,587.45
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       283
     Trust Balance                                               10,051,660.16
   90+ (Del Stat 3+)
     No. of Accounts                                                       470
     Trust Balance                                               16,409,170.31
   REO
     No. of Accounts                                                        16
     Trust Balance                                                  645,704.33
Aggregate Liquidation Loss Amount for Liquidated Loans              352,527.13
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                     2,153
     Trust Balance                                               66,924,341.56
     Cumulative No. of Accounts                                          4,332
     Cumulative Trust Balance                                   135,722,113.20
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                  0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07       0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)          0.00